RELATED PARTY TRANSACTIONS, Related Party Loans (Details) - Sponsor, Affiliate of Sponsor, or Certain Company Officers and Directors [Member] - Working Capital Loans [Member] - USD ($)	3 Months Ended	9 Months Ended
	Dec. 31, 2020	Sep. 30, 2021
Related Party Loans [Abstract]
Loans that can be converted into Warrants at lenders' discretion	$ 1,500,000	$ 1,500,000
Conversion price (in dollars per share)	$ 1.50	$ 1.50
Borrowings outstanding	$ 0	$ 0